UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On November 20, 2020, the Board of Directors (the “Board”) of Leaf Group Ltd. (the “Company”) appointed Harold Logan as a director of the Board, effective immediately. Mr. Logan will serve in the class of directors whose term expires at the Company’s 2023 annual meeting of stockholders.

Mr. Logan has held a number of roles in the automotive and software technology industries. He is currently the Manager of Fairfield Automotive Partners, a company building a BMW dealership.  From 2009 to 2014, Mr. Logan served as the Chief Executive Officer of BuyBook Technologies, Inc., which was later acquired by Autotrader.com, Inc., a subsidiary of Cox Automotive Inc. Prior to his role at BuyBook, Mr. Logan worked at Manheim, Inc., an automobile auction company, where he served in a variety of roles including Senior Vice President of Strategic Planning and Chief Executive Officer of the company’s technology subsidiary. Mr. Logan currently serves and has previously served on the board of directors of multiple private companies in the automotive and technology industries. Mr. Logan received a bachelor of arts in economics from Harvard University and a master of business administration from Stanford University.

There are no arrangements or understandings between Mr. Logan and any other person pursuant to which he was appointed as a director of the Company. There are no family relationships between Mr. Logan and any director or executive officer of the Company, and Mr. Logan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On November 23, 2020, the Company issued a press release announcing the appointment of Mr. Logan as a director. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number Description

99.1 Press release dated November 23, 2020

104 Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2020	LEAF GROUP LTD.

	By:	/s/ Adam Wergeles
Adam Wergeles Executive Vice President and General Counsel

3